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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
 Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 19, 2004

ASIA PAYMENT SYSTEMS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 5th Avenue
Suite 4100
Seattle, Washington 98104
 (Address of principal executive offices)

(206) 447-1379
 (Registrant's telephone number, including area code)

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ITEM 7.     EXHIBITS AND FINANCIAL STATEMENTS

Exhibit No.	Description

99.1	Press Release

ITEM 9.     REGULATION FD DISCLOSURE

Asia Payment Systems, Inc. (NASD OTCBB: APYM) is pleased to announce today that it has signed a credit card processing services agreement with Telecom Innovation Limited "TIL", a wholly owned subsidiary of Sun Innovation Holdings (HKSE #547) of Hong Kong.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated this 19th day of August, 2004.

ASIA PAYMENT SYSTEMS INC.
(Registrant)

/s/ Charlie Rodriguez
Charlie Rodriguez,
Member of the Board of Directors